                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Broadview Media, Inc. (the "Company") on Form 10-QSB for the quarter ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), I, Terry Myhre, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 11, 2005


                                        /s/ Terry Myhre
                                        ----------------------------------------
                                        Terry Myhre
                                        Chief Executive Officer


                                       15